The Lipper Funds(SM)
Lipper Merger Funds(SM)

                                                           Prospectus Supplement
                                                                January 24, 2002

The section of the Fund's Prospectus dated August 30, 2001 entitled "Executive Officers, Investment Committee and Portfolio Managers" is amended as follows:

The heading and first paragraph of the section are deleted in their entirety and replaced with the following:

Executive Officers and Portfolio Managers

Howard Horowitz and Mordechai Schnur are the Portfolio Managers of the Fund and are responsible for the day-to-day management of the Fund's portfolio. Set forth below is a biographical description of the Executive Officers of the Adviser and the Portfolio Managers of the Fund.

Paragraphs five through eight of the section are deleted in their entirety and replaced with the following:

Howard Horowitz, co-Portfolio Manager of the Fund, is Vice President of Lipper & Company and has been a financial analyst for Lipper & Company's merger arbitrage portfolios since their formation in 1997. Previously, he worked as a financial analyst with Lipper & Company's convertible arbitrage team. Prior to joining Lipper & Company in 1994, Mr. Horowitz was an attorney with Stroock & Stroock & Lavan LLP. Mr. Horowitz holds a B.A. from Yale University and a J.D. from the University of Pennsylvania.

Mordechai Schnur, co-Portfolio Manager of the Fund, has been a financial analyst for Lipper & Company's merger arbitrage portfolios since their formation in 1997. He has also worked as a financial analyst with Lipper & Company's convertible arbitrage team. Mr. Schnur holds a B.A. (cum laude) from Yeshiva University.